SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2019

                              EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

                              Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2019, EVI Industries, Inc., a Delaware corporation (the “Company”), entered into Stock Purchase Agreement (the “Purchase Agreement”) with PAC Industries, Inc., a Pennsylvania corporation (the “PAC”), PAC Industries, Inc. Employee Stock Ownership Trust (“Trust”) acting through First Bankers Trust Services, Inc., not in an individual or corporate capacity but solely as Trustee of the Trust established in connection with the PAC Industries, Inc. Employee Stock Ownership Plan (the “Plan”) (the Plan and the Trust referred to herein collectively as the “Seller”), Kaitlyn A. Costabile, Philip A. Costabile II, Christina Marie Costabile, Emily M. Bradbury, Karrah D. Devlin, Sommer Costabile and Rocco J. Costabile (collectively, “Warrant Holders”), Frank Costabile, not in his individual capacity but solely as representative of the Warrant Holders. Pursuant to the Stock Purchase Agreement, the Company will purchase from the Seller all of the issued and outstanding shares of PAC common stock (the “Stock Purchase”). Following the Stock Purchase, PAC will be a wholly-owned subsidiary of the Company.

Subject to certain working capital and other adjustments, the consideration for the Stock Purchase will be equal to $12,850,000, consisting of: (a) $6,400,000 in cash, of which $1,000,000 (the “Escrow Amount”) will be deposited in an escrow account for no less than 12 months after the date of the closing of the Stock Purchase (subject to extension in certain circumstances), (b) such number of shares (the “Stock Consideration”) of the Company’s common stock, par value $0.025 per share (the “Common Stock”), that is equal to the quotient of $6,250,000 divided by the average closing price per share of the Common Stock on the NYSE American for the 30 trading days immediately prior to the closing of the Stock Purchase as reported by the NYSE American, and (iii) $200,000 of assumed debt.

The Purchase Agreement contains representations, warranties and covenants customary for a transaction of its size and nature. Subject to certain limitations, the Seller and the Warrant Holders, on the one hand, and the Company, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters. The Seller’s and the Warrant Holders’ liability, in all cases, is limited to amounts remaining available under the Escrow Amount then remaining in the escrow account.

The Purchase Agreement contains certain termination rights for the Company, on the one hand, and the Seller, on the other hand, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before February 28, 2019; and (iii) the non-performance of any material covenant or other agreement set forth in the Purchase Agreement after an opportunity to cure in some cases.

As a condition to the closing of the Stock Purchase, certain key employees of PAC and the Warrant Holders will enter into a Stockholders Agreement with the Company (the “Stockholders Agreement”), pursuant to which, among other things, certain key employees of PAC and the Warrant Holders will agree to vote all shares of Common Stock owned by them at any time during the term of the Stockholders Agreement in accordance with the recommendations or directions of the Company’s Board of Directors and grant to the Company and its designees, an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement will contain certain transfer restrictions with respect to the shares of Common Stock held by certain key employees of PAC and the Warrant Holders. The Stockholders Agreement will have a term of three years, subject to earlier termination under certain circumstances.

The Company expects the closing of the Stock Purchase to occur within 60 days, subject to certain closing conditions, including, but not limited to, (i) the approval by the NYSE American of the listing of the Stock Consideration to be issued at the closing of the Stock Purchase; (ii) the accuracy of the representations and warranties of the parties; (iii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Purchase Agreement, and (iv) the receipt by the Trustee of a fairness opinion that (a) the consideration to be received by the Seller in the Stock Purchase is not less than adequate consideration as that term is defined in Section 3(18) of ERISA and (b) that the terms of the Stock Purchase and related transactions, taken as a whole, are fair to the Seller from a financial point of view.

The foregoing description of the Purchase Agreement is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which will be filed with the Company’s next periodic report.

The Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Purchase Agreement, and in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Purchase Agreement (which disclosures are not reflected in the Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Stock Consideration will not be a public offering for purposes of Section 4(a)(2) because of its being made only to the Seller, its status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Stock Consideration and did not, and will not, offer any of the shares to the public in connection with the issuance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of EnviroStar, Inc., dated January 22, 2019.

Forward Looking Statements

Except for the historical matters contained herein, statements in this Current Report on Form 8-K re forward- looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of the Company, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, that the proposed acquisition of PAC may not be accretive to the Company’s earnings or otherwise have a positive impact on the Company’s operating results or financial condition to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of PAC and the Company’s plans with respect thereto, the risk that the conditions to closing the proposed acquisition may not be satisfied and that the proposed acquisition may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to the Company’s operations, results, financial condition, financial resources, and growth strategy, including the Company’s ability to find and complete other acquisition opportunities, and the impact of any such acquisitions on the Company’s operations, results and financial condition. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, those disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, filed with the SEC on September 13, 2018. Many of these risks and factors are beyond the Company’s control. In addition, past performance and perceived trends may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. The reader should not place undue reliance on any forward- looking statement, which speaks only as of the date made. The Company does not undertake to, and specifically disclaims any obligation to, update or supplement any forward-looking statement, whether as a result of changes in circumstances, new information, subsequent events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: January 25, 2019	By:	/s/ Robert Lazar
Robert Lazar,
Chief Financial Officer